                                  Exhibit 13

                     Sample Performance Data Calculations

                                                                    EXHIBIT 13

CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1 CLASF MONEY MARKET SUB ACCOUNT
7-DAY CURRENT YIELD
AS AT DECEMBER 31, 1996


7-DAY CURRENT YIELD = (( NCS - ES/UV /7 ) x 365)

         Where NCS =         the net change in the value of the Series (exclusive of
                             realized gains and losses on the sale of securities and
                             unrealized appreciation and depreciation) for the 7-day
                             period attributable to a hypothetical account having a
                             balance of 1 Sub - Account Unit

                ES =         M & E  + Admin

          Where ES =         per unit expenses of the Sub-Account for the 7-day
                             period

             M & E =         per unit Mortality & Expense Risk Charges deducted for
                             the 7-day period

             Admin =         per unit administration charges deducted for the 7-day
                             period
                             =  (30 / AAV/ 365) x AUV X 7

         Where AAV =         Average Accumulated Value of Contracts on the last day of the
                             7-day period
                             =   $35,000.00

               AUV =         the sum of the unit values on the first and last day of
                             the 7-day period divided by 2
                             =  12.2823 + 12.2900 = 12.28615

                UV =         the unit value on the first day of the 7-day period
                             =  12.2823


--------------------------------------------------------------------------------------

  DATE                        NCS         M&E        Admin

Dec 25                    0.000000000 0.000038251
Dec 26                    0.000000000 0.000038251
Dec 27                    0.003849500 0.000038251
Dec 30                    0.003838625 0.000038251
Dec 31                    0.001290515 0.000114754

                          -------------------------------------

                           0.00897864  0.00026776  0.000201412   (a) = 0.008509

UV =                                                   12.2823

7 day current yield   = (((.00897864  -  .00026776  -  .000201412) /12.2823))/7 x 365

7 - DAY CURRENT YIELD =                                3.612580557 OR 3.61%


CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1 CLASF MONEY MARKET SUB ACCOUNT
7-DAY EFFECTIVE YIELD
AS AT DECEMBER 31, 1996


                                         365/7
EFFECTIVE YIELD = [ (1 + NCS - ES) / UV)       - 1 ]

Where NCS  =  NCS as calculated for the current yield

      ES   =  ES as calculated for the current yield

      UV   =  UV as calculated for the current yield


                                                365/7
7 day effective yield:    [((.008509) / 12.2823)       + 1)  - 1]     3.68%

      CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

CLASF: Money Market, Managed, Bond, Value Equity, Capital, and International Equity Sub-Accounts

AVERAGE ANNUAL TOTAL RETURN (EXCLUDING SURRENDER CHARGE)

                                    1/n
    Total Return     =     ((ERV/P)     - 1)

    where ERV        =     the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.  It is assumed that all dividends and capital gains distributions are reinvested

                P    =     a hypothetical initial investment of $1,000

                n    =     number of years
                     =     2584 / 365 = Money Market, Managed, Bond and Value Equity Sub-Accounts
                     =     1348 / 365 = Capital Sub-Account
                     =      617 / 365 = International Equity Sub-Account

              ERV    =     (1,000 x ((EUV - BUV) / BUV )) + 1,000 - ADMIN

        where EUV    =     Unit value at the end of the period

              BUV    =     Unit value at the beginning of the period

            ADMIN    =     Administration Charges attributable to the hypothetical account for the period
                     =     (30 / AAV / 365 ) x No. of days in the period x
                           ($1,000 + ($1,000 x ((EUV - BUV) / BUV) / 2))

        where AAV    =     Average Accumulated Value of Contracts on the last day of the period
                     =     $35,000


MONEY MARKET SUB-ACCOUNT

ADMIN     =  (30 / 35000 / 365) x 2584
             x (1,000 + (1,000 x ((12.2900 - 10.000) / 10.0000 / 2))
          =  (.006068102) x (1,114.50)
          =  6.762899413

ERV       =  (1,000 x ((12.2900 - 10.0000) / 10.000)) + 1,000
             - 6.762899413
          =  1,222.24

                                        (1 / (2584 / 365))
Total Return     =   (1,222.24 / 1,000)                     - 1
                 =   2.88%

      CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

CLASF: Money Market, Managed, Bond, Value Equity, Capital, and International Equity Sub-Accounts


MANAGED SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 2584
             x (1,000 + (1.000 x ((17.2294 - 10.000) / 10.0000 / 2))
          =  ( .006068102) x (1,361.47)
          =  8.261538505

ERV       =  (1,000 x (17.2294 - 10.0000) / 10.0000)) + 1,000
             - 8.261538505
          =  1,714.68
                                        (1 / (2584 / 365))
Total Return     =   (1,714.68 / 1,000)                     - 1
                 =   7.91%


BOND SUB-ACCOUNT

ADMIN    =   (30 / 35,000 / 365) X 2584
             x (1,000 + (1,000 X ((15.4213 - 10.0000) / 10.0000 / 2))
         =   (.006068102) x (1,271.07)
         =   7.712951765

ERV      =   (1,000 x ((15.4213 - 10.0000) / 10.0000)) + 1,000
             - 7.712951765
         =   1,534.42
                                           (1 / (2584 / 365))
Total Return     =   (1,534.42 / 1,000)                     - 1
                 =   6.23%


VALUE EQUITY SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 2584
             x (1,000 + (1,000 x (( 18.2602 - 10.0000) / 10.0000 / 2))
          =  (.006068102) x (1,413.01)
          =  8.574288470

ERV       =  (1,0000 x ((18.2602 - 10.0000) / 10.0000)) + 1,000
             - 8.574288470
          =  1,817.45

                                        (1 / (2584 / 365))
Total Return     =   (1,817.45 / 1,000)                     - 1
                 =   8.81%

      CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

CLASF: Money Market, Managed, Bond, Value Equity, Capital, and International Equity Sub-Accounts


CAPITAL SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 1348
             x (1,000 + (1,000 x ((15.4640 - 10.0000) / 10.0000 / 2))
          =  (.003165558) x (1,273.20)
          =  4.030388102

ERV       =  (1,000 x ((15.4640 - 10.0000) / 10.0000)) + 1,000
             - 4.030388102
          =  1,542.37
                                        (1 / (1348 / 365))
Total Return     =   (1,542.37 / 1000)                      - 1
                 =   12.45%


INTERNATIONAL EQUITY SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 617
             x (1,000 + (1,000 x ((12.3349 - 10.0000) / 10.0000 / 2))
          =  (.001448924) x (1,116.75)
          =  1.618078274

ERV       =  (1,000 x ((12.3349 - 10.0000) / 10.0000)) + 1,000
             - 1.618078274
          =  1,231.87
                                        (1 / (617 / 365))
Total Return     =   (1,231.87 / 1000)                      - 1
                 =   13.13%

      CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

CLASF: Money Market, Managed, Bond, Value Equity, Capital, and International Equity Sub-Accounts

AVERAGE ANNUAL TOTAL RETURN (INCLUDING SURRENDER CHARGE)

                                    1/n
    Total Return     =     ((ERV/P)     - 1)

    where ERV        =     the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.  It is assumed that all dividends and capital gains distributions are reinvested

             P       =     a hypothetical initial investment of $1,000

             n       =     number of years
                     =     2584/365 = Money Market, Managed, Bond and Value Equity Sub-Accounts
                     =     1348/365 = Capital Sub-Account
                     =      617/365 = International Equity Sub-Account

           ERV       =     (1,000 x ((EUV - BUV) / BUV )) + 1,000 - ADMIN
                           - (SC x 1,000)

     where EUV       =     Unit value at the end of the period

           BUV       =     Unit value at the beginning of the period

           SC        =     Surrender charge
                     =     0.0% for inception date 1989 (2584 days)
                     =     4.5% for inception date 1993 (1348 days)
                     =     5.4% for inception date 1995 (617 days)

        ADMIN        =     Administration Charges attributable to the hypothetical account for the period
                     =     (30 / AAV / 365) x No. of days in the period x
                           ($1,000 + ($1,000 x ((EUV - BUV) / BUV) / 2))

    where AAV        =     Average Accumulated Value of Contracts on the last day of the period
                     =     $35,000


MONEY MARKET SUB-ACCOUNT

ADMIN     =  (30 / 35000 / 365) x 2584
             x (1,000 + (1,000 x ((12.2900 - 10.000) / 10.0000 / 2))
          =  (.006068102) x (1,114.50)
          =  6.762899413

ERV       =  (1,000 x ((12.2900 - 10.0000) / 10.000)) + 1,000
             - 6.762899413 - (.00 x 1,000)
          =  1,222.24

                                        (1/ (2584 / 365))
Total Return     =   (1.222.24 / 1,000)                     - 1
                 =   2.88%

      CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

CLASF: Money Market, Managed, Bond, Value Equity, Capital, and International Equity Sub-Accounts


MANAGED SUB-ACCOUNT

ADMIN     =  (30 /35,000 / 365) x 2584
             x (1,000 + (1,000 x ((17.2294 - 10.000) / 10.0000 / 2))
          =  ( .006068102) x (1,361.47)
          =  8.261538505

ERV       =  (1,000 x (17.2294 - 10.0000) / 10.0000)) + 1,000
             - 8.261538505 - (.00 x 1,000)
          =  1,714.68
                                        (1 / (2584 / 365))
Total Return     =   (1,714.68 / 1,000)                       - 1
                 =   7.91%


BOND SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 2584
             x (1,000 + (1,000 x ((15.4213 - 10.0000) / 10.0000 / 2))
          =  (.006068102) x (1,271.07)
          =  7.712951765

ERV       =  (1,000 x ((15.4213 - 10.0000) / 10.0000)) + 1,000
             - 7.712951765 x (.00 x 1,000)
          =  1,534.42
                                        (1 / (2584 / 365))
Total Return     =   (1,534.42 / 1,000)                       - 1
                 =   6.23%


VALUE EQUITY SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 2584
             x (1,000 + (1,000 x (( 18.2602 - 10.0000) / 10.0000 / 2))
          =  (.006068102) x (1,413.01)
          =  8.574288470

ERV       =  (1,0000 x ((18.2602 - 10.0000) / 10.0000)) + 1,000
             - 8.574288470  - (.00 x 1,000)
          =  1,817.45

                                        (1 / (2584 / 365))
Total Return     =   (1,817.45 / 1,000)                       - 1
                 =   8.81%

      CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

CLASF: Money Market, Managed, Bond, Value Equity, Capital, and International Equity Sub-Accounts


CAPITAL SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 1348
             x (1,000 + (1,000 x ((15.4640 - 10.0000) / 10.0000 /2))
          =  (.003165558) x (1,273.20)
          =  4.030388102

ERV       =  (1,000 x ((15.4640 - 10.0000) /10.000)) + 1,000
             - 4.030388102 - (0.045 x 1,000)
          =  1,497.37
                                        (1 / (1348 / 365))

Total Return     =   (1,497.37 / 1000)                      - 1
                 =   11.55%


INTERNATIONAL EQUITY SUB-ACCOUNT

ADMIN     =  (30 / 35,000 / 365) x 617
             x (1,000 + (1,000 x ((12.3349  - 10.0000) / 10.0000 / 2))
          =  (.001448924) x (1,116.75)
          =  1.618078274

ERV       =  (1,000 x ((12.3349 - 10.0000) / 10.0000)) + 1,000
             - 1.618078274 - (0.054 x 1,000)
          =  1,177.87

                                        (1 / (617 / 365))
Total Return     =   (1,177.87 / 1000)                      - 1
                 =   10.17%